P R O S P E C T U S


                                                                    SMITH BARNEY
                                                                   Massachusetts
                                                                      Municipals
                                                                            Fund

                                                             March 30, 1998
                                                   PROSPECTUS BEGINS ON PAGE ONE








LOGO  Smith Barney Mutual Funds
      INVESTING FOR YOUR FUTURE.
      EVERY DAY.

PROSPECTUS
                                                             MARCH 30, 1998

Smith Barney Massachusetts Municipals Fund
388 Greenwich Street
New York, New York 10013

(800) 451-2010

Smith Barney Massachusetts Municipals Fund (the "Fund") is a non-diversified municipal bond fund that seeks to provide Massachusetts investors with as high a level of dividend income exempt from Federal income taxes and Massachusetts state personal income taxes as is consistent with prudent investment manage-ment and the preservation of capital.

This Prospectus concisely sets forth certain information about the Fund, including sales charges, distribution and service fees and expenses, that pro-spective investors will find helpful in making an investment decision. Invest-ors are encouraged to read this Prospectus carefully and retain it for future reference.

Additional information about the Fund is contained in a Statement of Addi-tional Information (the "SAI") dated March 30, 1998, as amended or supple-mented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                           10
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   14
-------------------------------------------------
MASSACHUSETTS MUNICIPAL SECURITIES             19
-------------------------------------------------
VALUATION OF SHARES                            21
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             22
-------------------------------------------------
PURCHASE OF SHARES                             23
-------------------------------------------------
EXCHANGE PRIVILEGE                             30
-------------------------------------------------
REDEMPTION OF SHARES                           32
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           35
-------------------------------------------------
PERFORMANCE                                    35
-------------------------------------------------
MANAGEMENT OF THE FUND                         36
-------------------------------------------------
DISTRIBUTOR                                    37
-------------------------------------------------
ADDITIONAL INFORMATION                         38
-------------------------------------------------


--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any repre-sentations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representa-tions must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securi-ties offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, non-diversified management investment company that seeks to provide Massachusetts investors with as high a level of dividend income exempt from Federal and Massachusetts personal income taxes as is consistent with prudent investment management and the pres-ervation of capital. Its investments consist primarily of intermediate- and long-term investment grade municipal securities issued by the Commonwealth of Massachusetts and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from Massa-chusetts personal income taxes ("Massachusetts Municipal Securities"). Inter-mediate- and long-term municipal securities have remaining maturities at the time of purchase from three to in excess of twenty years. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary-- Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of this Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and dis-tributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

  Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of this Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. This CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares, which when combined with current holdings of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of pur-chase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates, shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return can-not be predicted, however, there can be no assurance that this would be the case.

Finally, investors should consider the effect of the CDSC period and any con-version rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Other Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchases of Shares."

Smith Barney Financial Consultants may receive different compensation for sell-ing different Classes of shares. See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and dis-tribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. There is no minimum investment requirement in Class A shares for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. The minimum investment requirements for purchases of fund shares through the Systematic Investment Plan are described below. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. (the "NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp., formerly known as Smith Barney Mutual Funds Management, Inc. ("MMC" or the "Adviser") serves as the Fund's investment adviser and administrator. The Adviser provides investment advisory and management services to investment companies affiliated with Smith Barney. The Adviser is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized long- and short-term capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and dis-tribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. Assets of the Fund may be invested in the municipal securities of both Massachusetts and non-Massachusetts municipal issuers. Dividends derived from interest on obligations of non-Massachusetts munici- pal issuers, as a general rule, will be exempt from Federal income tax-es, but may be subject to Massachusetts state personal income taxes. Dividends derived from certain municipal securities (including Massachusetts Municipal Securities), however, may be a specific tax preference item for Federal alter-native minimum tax purposes. The Fund may invest without limit in securities subject to the Federal alternative minimum tax. See "Investment Objective and Management Policies" and "Dividends, Distributions and Taxes."

The Fund is more susceptible to factors adversely affecting issuers of Massa-chusetts Municipal Securities than is a municipal bond fund that does not emphasize these issuers. See "Massachusetts Municipal Securities" in the Pro-spectus and "Special Considerations Relating to Massachusetts Municipal Securi-ties" in the SAI for further details about the risks of investing in Massachu-setts obligations.

The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. See "Investment Objective and Management Policies."

The Fund generally will invest at least 75% of its assets in securities rated investment grade, and may invest the remainder of its assets in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Stan-dard & Poor's Corporation ("S&P"), which are often referred to as "junk bonds," or in unrated obligations of comparable quality. Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely specu-lative and are in actual default of interest and/or principal payments.

There are several risks in connection with the use of certain portfolio strat-egies by the Fund, such as the use of when-issued securities, municipal bond index and interest rate futures contracts and put and call options thereon as hedging devices, and municipal leases. See "Investment Objective and Manage-ment Policies--Certain Portfolio Strategies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Fund's operat-ing expenses for its most recent fiscal year:

  SMITH BARNEY
  MASSACHUSETTS MUNICIPALS FUND                CLASS A CLASS B CLASS C CLASS Y
------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases
      (as a percentage of offering price)       4.00%   None    None    None
    Maximum CDSC (as a percentage of original
      cost or redemption proceeds, whichever
      is lower)                                 None*   4.50%   1.00%   None
------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES**
    (as a percentage of average net assets)
    Management fees (net of fee waivers)        0.42%   0.42%   0.42%   0.42%
    12b-1 fees***                               0.15    0.65    0.70     --
    Other expenses***                           0.23    0.24    0.22    0.23
------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                 0.80    1.31    1.34    0.65
------------------------------------------------------------------------------

  *Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

 **"Management fees" have been restated to reflect the management fee waiver currently in effect for the Portfolio. Absent the fee waiver, the management fee would be incurred at the rate of 0.50% of each Class' average daily net assets for the current fiscal period. Absent the fee waiver, total expenses would be at the rates of 0.88%, 1.39%, 1.42% and 0.73% for Class A, Class B, Class C and Class Y shares, respectively.

***Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. For Class Y shares "Other expenses" have been estimated because no Class Y shares were outstanding during the period ended November 30, 1997.

Class A shares of the Fund purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please contact a Smith Barney Financial Consultant.

The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares.

Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consist-ing of a 0.50% distribution fee and a 0.15% service fee. For Class C shares, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for share-holder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE
  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

 SMITH BARNEY
 MASSACHUSETTS MUNICIPALS FUND                 1 YEAR 3 YEARS 5 YEARS 10 YEARS*
-------------------------------------------------------------------------------
 An investor would pay the following expenses
 on a $1,000 investment, assuming (1) 5.00%
 annual return and (2) redemption at the end
 of each time period:
  Class A.....................................  $48     $65     $83     $135
  Class B.....................................   58      72      82      144
  Class C.....................................   24      42      73      161
  Class Y.....................................    7      21      36       81
 An investor would pay the following expenses
 on the same investment, assuming the same
 annual return and no redemption:
  Class A.....................................  $48     $65     $83     $135
  Class B.....................................   13      42      72      144
  Class C.....................................   14      42      73      161
  Class Y.....................................    7      21      36       81
-------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESEN-TATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following information for the three-year period ended November 30, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report to Shareholders. The information for the fiscal years ended November 30, 1988 through November 30, 1994 has been audited by other auditors. The information set out below should be read in con-junction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI. No information is presented for Class Y shares since no Class Y shares were outstanding for the periods shown.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:
SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

CLASS A SHARES                 1997    1996    1995    1994    1993(1)   1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                       $12.99  $12.96  $11.35  $13.26   $12.63   $12.28
-------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income(2)       0.66    0.68    0.69    0.70     0.72     0.77
 Net realized and unrealized
 gains (loss)                   0.32    0.02    1.61   (1.85)    0.72     0.43
-------------------------------------------------------------------------------
Total Income (Loss) From
Operations                      0.98    0.70    2.30   (1.15)    1.44     1.20
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income         (0.67)  (0.67)  (0.69)  (0.70)   (0.74)   (0.77)
 Net realized gains            (0.12)    --      --    (0.06)   (0.07)   (0.04)
 Capital                         --      --      --      --       --     (0.04)
-------------------------------------------------------------------------------
Total Distributions            (0.79)  (0.67)  (0.69)  (0.76)   (0.81)   (0.85)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $13.18  $12.99  $12.96  $11.35   $13.26   $12.63
-------------------------------------------------------------------------------
TOTAL RETURN(P)                 7.85%   5.65%  20.73%  (9.07)%  11.74%   10.06%
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                       $33     $30     $29     $28      $33      $27
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses(2)                    0.80%   0.80%   0.83%   0.81%    0.82%    0.71%
 Net investment income          5.07    5.32    5.42    5.55     5.49     6.12
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           58%     23%     10%     37%      10%      73%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed investment income method, because it more accurately reflects the per share data for the period.

(2) The Adviser waived all or part of its fees for the six years ended November 30, 1997. If such fees had not been waived, the per share decrease in net investment income and the expense ratios would have been as follows:

                    PER SHARE DECREASES                   EXPENSE RATIOS
                 IN NET INVESTMENT INCOME               WITHOUT FEE WAIVERS
            ----------------------------------- -----------------------------------
            1997  1996  1995  1994  1993  1992  1977  1996  1995  1994  1993  1992
            ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   Class A  $0.01 $0.01 $0.03 $0.04 $0.05 $0.08 0.88% 0.91% 1.07% 1.09% 1.18% 1.32%

(PTotal)returns do not reflect the deduction of applicable sales charges.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

CLASS A SHARES                             1991    1990    1989   1988*
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR        $11.81  $12.11  $11.88  $11.40
---------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income(2)                   0.84    0.84    0.88    0.82
 Net realized and unrealized gain (loss)    0.48   (0.27)   0.21    0.54
---------------------------------------------------------------------------
Total Income From Operations                1.32    0.57    1.09    1.36
---------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                     (0.84)  (0.85)  (0.86)  (0.82)
 Net realized gains                          --    (0.02)    --    (0.06)
 Capital                                   (0.01)    --      --      --
---------------------------------------------------------------------------
Total Distributions                        (0.85)  (0.87)  (0.86)  (0.88)
---------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $12.28  $11.81  $12.11  $11.88
---------------------------------------------------------------------------
TOTAL RETURN(P)                            11.57%   4.93%   9.43%  12.25%++
---------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)           $20     $18     $20     $15
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses(2)                                0.66%   0.74%   0.58%   0.67%+
 Net investment income/(loss)               6.89    7.00    7.24    7.00+
---------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                       87%     51%     28%    128%
---------------------------------------------------------------------------

(2) The Adviser waived all or part of its fees for the three years ended November 30, 1991 and the period from December 21, 1987 through November 30, 1988. If such fees had not been waived, the per share decrease in net investment income and the expense ratios would have been as follows:

                PER SHARE DECREASES         EXPENSE RATIOS
             IN NET INVESTMENT INCOME     WITHOUT FEE WAIVERS
            --------------------------- -----------------------
             1991   1990   1989   1988  1991  1990  1989  1988
            ------ ------ ------ ------ ----- ----- ----- -----
   Class A   $0.07  $0.04  $0.14  $0.16 1.28% 1.09% 1.92% 2.00%

* The Fund commenced operations on December 21, 1987. Any shares outstanding prior to November 6, 1992 were designated as Class A shares.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

(PTotal)returns do not reflect the deduction of applicable sales charges.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

CLASS B SHARES               1997    1996    1995    1994    1993(1)  1992(2)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                     $12.99  $12.96  $11.35  $13.26   $12.63   $12.52
-------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income(3)     0.60    0.61    0.63    0.63     0.66     0.06
 Net realized and
 unrealized gains (loss)      0.31    0.03    1.61   (1.84)    0.72     0.10
-------------------------------------------------------------------------------
Total Income (Loss) From
Operations                    0.91    0.64    2.24   (1.21)    1.38     0.16
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.61)  (0.61)  (0.63)  (0.64)   (0.68)   (0.05)
 Net realized gains          (0.12)    --      --    (0.06)   (0.07)     --
-------------------------------------------------------------------------------
Total Distributions          (0.73)  (0.61)  (0.63)  (0.70)   (0.75)   (0.05)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $13.17  $12.99  $12.96  $11.35   $13.26   $12.63
-------------------------------------------------------------------------------
TOTAL RETURN(P)               7.25%   5.14%  20.15%  (9.50)%  11.09%    1.29%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                     $28     $29     $29     $23      $22       $3
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses(3)                  1.31%   1.31%   1.35%   1.32%    1.31%    1.34%+
 Net investment income        4.57    4.81    4.94    5.04     4.99     5.49+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE         58%     23%     10%     37%      10%      73%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method because it more accurately reflects the per share data for the period.

(2) For the period from November 6, 1992 (inception date) to November 30, 1992.

(3) The Adviser has waived all or part of its fees for the five years ended November 30, 1997 and the period ended November 30, 1992. If such fees had not been waived, the per share decrease in net investment income and the expense ratios would have been as follows:

                   PER SHARE DECREASES                     EXPENSE RATIOS
                 IN NET INVESTMENT INCOME               WITHOUT FEE WAIVERS
           ------------------------------------ ------------------------------------
            1997  1996  1995  1994  1993  1992  1997  1996  1995  1994  1993   1992
           ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ------
  Class B  $ 0.01 $0.01 $0.04 $0.03 $0.05 $0.01 1.39% 1.42% 1.59% 1.60% 1.68% 1.94%+

++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

(PTotal)returns do not reflect the deduction of applicable sales charges.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

CLASS C SHARES                       1997    1996    1995   1994(1)
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  $12.98  $12.95  $11.35  $11.34
---------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income(2)             0.59    0.60    0.63    0.05
 Net realized and unrealized gain     0.31    0.03    1.60     --
---------------------------------------------------------------------
Total Income From Operations          0.90    0.63    2.23    0.05
---------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income               (0.60)  (0.60)  (0.63)  (0.04)
 Net realized gains                  (0.12)    --      --      --
---------------------------------------------------------------------
Total Distributions                  (0.72)  (0.60)  (0.63)  (0.04)
---------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR        $13.16  $12.98  $12.95  $11.35
---------------------------------------------------------------------
TOTAL RETURN(P)                       7.21%   5.09%  20.04%   0.40%++
---------------------------------------------------------------------
NET ASSETS, END OF YEAR ($000'S)      $428    $179    $146     $75
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses(2)                          1.34%   1.34%   1.35%   1.36%+
 Net investment income                4.51    4.77    4.65    5.00+
---------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 58%     23%     10%     37%
---------------------------------------------------------------------

(1)For the period from November 10, 1994 (inception date) to November 30, 1994.

(2) The investment adviser has waived all or part of its fees for the three years ended November 30, 1997 and the period ended November 30, 1994. If such fees had not been waived, the per share decrease in net investment income and the ratios of expenses would have been as follows:


                PER SHARE DECREASES         EXPENSE RATIOS
              IN NET INVESTMENT INCOME   WITHOUT FEE WAIVERS
              ------------------------ ------------------------
              1997  1996  1995   1994  1997  1996  1995   1994
              ----- ----- ----- ------ ----- ----- ----- ------
     Class C  $0.01 $0.01 $0.04 $0.00* 1.42% 1.44% 1.58% 1.63%+

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

 (PTotal)returns do not reflect the deduction of applicable sales charges.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


The investment objective of the Fund is to provide Massachusetts investors with as high a level of dividend income exempt from Federal and Massachusetts per-sonal income taxes as is consistent with prudent investment management and the preservation of capital. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

The Fund operates subject to an investment policy providing that, under normal market conditions, the Fund will invest at least 80% of its net assets in Mas-sachusetts Municipal Securities. The Fund may invest up to 20% of its net assets in municipal securities of non-Massachusetts municipal issuers, the interest on which is excluded from gross income for Federal income tax purposes (not including the possible applicability of a Federal alternative minimum tax), but which is subject to Massachusetts personal income taxes. When the Adviser believes that market conditions warrant adoption of a temporary defen-sive posture, the Fund may invest without limit in non- Massachusetts municipal issues and in "Temporary Investments" as described below.

The Fund generally will invest at least 75% of its total assets in investment-grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or in unrated obligations of comparable quality. Unrated securities will be considered to be of investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of the unrated securities are rated Baa or better by Moody's or BBB or better by S&P. The balance of the Fund's assets may be invested in securities rated as low as C by Moody's or D by S&P, or com-parable unrated securities which are often referred to as "junk bonds." Securi-ties in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

The Fund's average weighted maturity will vary from time to time based on the judgment of the Adviser. The Fund intends to focus on intermediate- and long-term obligations, that is, obligations with remaining maturities at the time of purchase from three to in excess of twenty years. Obligations which are rated Baa by Moody's or BBB by S&P and those which are rated lower than investment grade are subject to greater market fluctuation and more uncertainty as to pay-ment of principal and interest, and therefore generate higher yields than obli-gations rated above Baa or BBB. A description of the rating systems of Moody's and S&P is contained in the SAI.

  Because many issuers of Massachusetts Municipal Securities may choose not to have their obligations rated, it is possible that a large portion of the Fund's portfolio may consist of unrated obligations. Unrated obligations are not nec-essarily of lower quality than rated obligations, but to the extent the Fund invests in unrated obligations, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if the Fund invested only in rated obligations.

The Fund may invest without limit in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for prop-erty or equipment. Municipal leases may take the form of a lease or an install-ment purchase contract issued by state or local government authority to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordi-narily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obli-gations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addi-tion to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limita-tion on the percentage of the Fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the Adviser will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriat-ing funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limi-tations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

The Fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent the Fund's dividends are derived from interest on those bonds. Divi-dends derived from interest income on Massachusetts Municipal Securities are a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax.

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund intends to con- duct its operations, however, so as to qualify as a "regu-lated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and
(b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

The Fund may invest without limit in debt obligations that are repayable out of revenue streams generated from economically-related projects or facilities. Sizeable investments in such obligations could involve an increased risk to the Fund should any of the related projects or facilities experience financial dif-ficulties. In addition, the Fund may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable and up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. Notwithstanding the foregoing, the Fund shall not invest more than 10% of its assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended) that are restricted. The Fund also is authorized to borrow an amount of up to 10% of its total assets (in-cluding the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.

Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the SAI.

 CERTAIN PORTFOLIO STRATEGIES
In attempting to achieve its investment objective, the Fund may employ, among others, the following portfolio strategies:

When-Issued Securities. New issues of Massachusetts Municipal Securities (and other tax-exempt obligations) are frequently offered on a when-issued basis, which means that delivery and payment for such securities normally take place 15 to 45 days after the date of the commitment to purchase. The payment obliga-tion and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Massachusetts Municipal Securities, like other investments made by the Fund, may decline or appreciate in value before their actual delivery to the Fund. Due to the fluctuations in the value of securities pur-chased and sold on a when-issued basis, the yields obtained on these securi-ties may be higher or lower than the yields available in the market on the date when the investments actually are delivered to the buyers. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund will establish a segregated account with the Fund's custodian consisting of cash, obligations issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government secu-rities") or other liquid, high-grade debt obligations in an amount equal to or greater than the amount of the purchase price of the when-issued securities. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund generally will make com-mitments to purchase Massachusetts Municipal Securities (and other tax-exempt obligations) on a when-issued basis only with the intention of actually acquiring the securities, but the Fund may sell these securities before the delivery date if it is deemed advisable.

Temporary Investments. Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments ("Temporary Investments"). In addition, when the Adviser believes that market conditions warrant, including when acceptable Massachusetts Municipal Securities are unavailable, the Fund may take a tempo-rary defensive posture and invest without limitation in Temporary Investments. Tax-exempt securities eligible for short-term investment by the Fund are municipal notes rated at the time of purchase within the three highest grades by Moody's or S&P or, if not rated, issued by issuers with outstanding debt securities rated within the three highest grades by Moody's or S&P. The Fund may also invest in certain taxable short-term instruments having quality char-acteristics comparable to those for tax-exempt investments. To the extent the Fund holds Temporary Investments, it may not achieve its investment objective.

Municipal Bond Index and Interest Rate Futures Contracts and Options on Munic-ipal Bond Index and Interest Rate Futures Contracts. The Fund may enter into municipal bond index and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a United States exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against changes in the value of its portfolio secu-rities and in the value of securities it intends to purchase due to antici-pated changes in interest rates and market conditions and when the transac-tions are economically appropriate to the reduction of risks inherent in the management of the Fund.

A municipal bond index futures contract, which is based on an index of long-term, tax-exempt municipal bonds, is an agreement in which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Interest rate futures contracts are contracts for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the Government National Mortgage Association and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a "short" position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a "long" position in the futures contract.

A put or call option on a municipal bond index or interest rate futures con-tract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund may purchase put and call options on both municipal bond index and interest rate futures contracts. The Fund will sell options on these futures contracts only as part of closing purchase transactions to terminate its options positions, although no assurance can be given that closing transac-tions can be effected.

Entering into a futures contract for a purchase or sale of a municipal bond index or debt security or purchasing options on index or interest rate futures contracts will enable the Fund to protect its assets from fluctuations in interest rates on tax-exempt securities without initially buying or selling the securities. The Fund may enter into futures contracts to sell an index or debt security or may purchase put options when the Adviser believes that interest rates will rise and consequently the value of the Fund's portfolio securities will decrease. The Fund may enter into futures contracts to buy an index or debt security or may purchase call options when the Adviser anticipates pur-chasing portfolio securities at a time of declining interest rates.

There are several risks in connection with the use of municipal bond index and interest rate futures contracts and options on those futures contracts as hedg-ing devices. There can be no assurance that there will be a correlation between price movements in the municipal bond index or interest rate futures, on the one hand, and price movements in municipal bonds which are the subject of the hedge, on the other hand. The lack of correlation could be pronounced with respect to municipal bond index futures contracts because the Fund primarily will hold Massachusetts Municipal Securities rather than a selection of the bonds constituting an index. Positions in futures contracts and options on futures contracts may be closed out only by entering into offsetting positions on the exchange on which the contract was initiated, and no assurance can be given that an active market will exist for the contract or the option at any particular time. Consequently, the Fund may realize a loss on a futures con-tract that is not offset by an increase in the price of the municipal bonds that are being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned by the Fund from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is antici-pated that such investments will be made only in unusual circumstances, such as when the Adviser anticipates an extreme change in interest rates or market con-ditions.

When the Fund enters into futures contracts to purchase an index or debt secu-rity or purchases call options, an amount of cash, U.S. government securities or other liquid, high-grade debt securities equal to the market value of the contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

  Zero Coupon Bonds. The Fund may also invest in zero coupon securities. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

  Year 2000. The investment management services provided to the Fund by the Adviser and the services provided to shareholders by Smith Barney, the Fund's distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Adviser and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Adviser has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Adviser, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

MASSACHUSETTS MUNICIPAL SECURITIES


As used in this Prospectus, the term "Massachusetts Municipal Securities" gen-erally refers to intermediate- and long-term debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and pub-lic authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) to obtain funds for various public purposes. The interest on such obligations is, in the opinion of bond counsel to the issuers, excluded from gross income for Federal income tax purposes and exempt from Massachusetts personal income taxes and, for that reason, generally is fixed at a lower rate than it would be if it were subject to such taxes. Interest income on certain Massachusetts Municipal

Securities is a specific tax preference item for purposes of the Federal indi-vidual and corporate alternative minimum taxes.

 CLASSIFICATIONS
The two principal classifications of Massachusetts Municipal Securities are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the rev-enues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related facilities experience financial difficulties. In addition, certain types of private activity bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities are included in the term Massachusetts Municipal Securities, provided that the interest paid on the bonds qualifies as excluded from gross income for Federal income tax purposes and as exempt from Massachusetts personal income taxes. Tax-exempt private activity bonds do not generally carry the pledge of the credit of the issuing municipality.

 SPECIAL CONSIDERATIONS
Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among Feder-al, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operat-ing expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated invest-ment company" under the Code may limit the extent to which the Fund may exer-cise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its invest-ments and on the nature of its income.

Because it invests primarily in Massachusetts Municipal Securities, the Fund may be affected by any political, economic, regulatory, legal or other devel-opments that constrain the taxing, spending and revenue collection authority of issuers of Massachu-setts Municipal Securities or otherwise affect the ability of such issuers to pay interest or repay principal or any premium. Several statutes limit the tax-ing authority of certain Massachusetts governmental entities and may impair the ability of some issuers of Massachusetts Municipal Securities to maintain debt service on their obligations. It should be noted that the Commonwealth has experienced fiscal difficulties, including an operating deficit in each of the fiscal years ended June 30, 1989 through 1991. Budgeted operating funds for fiscal 1992 through 1996 showed an excess of revenues and other sources over expenditures and other uses. The Commonwealth is in the process of closing its fiscal 1997 financial records. A preliminary financial report for fiscal 1997 estimates budgeted revenues and other sources to fall short of budgeted expen-ditures. Any significant imbalance in revenues and expenditures is likely to affect the bond ratings and credit standing of the public authorities and municipalities within Massachusetts, as well as of the Commonwealth itself. Any such imbalance could adversely affect the market values and marketability of obligations issued by such entities, and could result in payment defaults on outstanding obligations.

The financial conditions of the Commonwealth are affected by many social, eco-nomic and environmental conditions beyond the control of the Commonwealth. Additionally, many of the Commonwealth's programs are dependent upon federal reimbursements, which have been declining in recent years. For additional information concerning the Commonwealth's economic difficulties and other con-siderations relating to investments in Massachusetts Municipal Securities, see the SAI.

VALUATION OF SHARES


The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Fund's Board of Trustees. Short-term invest-ments that mature in 60 days or less are valued at amortized cost whenever the Fund's Board of Trustees determines that amortized cost reflects fair market value of those investments. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Further information regarding the Fund's valuation policies is contained in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

The Fund pays dividends from its net investment income (that is, net income other than its net realized long and short-term capital gains) monthly to shareholders of record as of the preceding Tuesday. Distributions of net real-ized long- and short-term capital gains, if any, are declared and paid annual-ly.

If a shareholder does not otherwise instruct, dividends and capital gains dis-tributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. In order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 of each year of any undistributed ordi-nary income or capital gains and expects to pay any other distributions as are necessary to avoid the application of this tax.

If, for any full fiscal year, the Fund's total distributions exceed net invest-ment income and net realized capital gains, the excess distributions may be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursu-ant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net invest-ment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

The per share dividends on Class B and Class C shares may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applica-ble to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, B, C and Y shares.

 TAXES

The Fund has qualified and intends to continue to qualify each year as a regu-lated investment company under the Code and will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obli-gations. Such exempt-interest dividends may be excluded by shareholders from their gross income for Federal income tax purposes although (a) all or a por-tion of such exempt-interest dividends will be a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986, and (b) all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. Under Massachusetts law, exempt-interest dividends paid by the Fund are exempt from Massachusetts personal income tax for individuals who are otherwise subject to Massachusetts personal income tax to the extent the dividends are derived from interest payments on Massachusetts Municipal Securities and municipal leases.

Dividends paid from taxable net investment income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or tax-able obligations) are taxable to shareholders as ordinary income regardless of how long shareholders have held their Fund shares and whether such dividends or distributions are received in cash or reinvested in additional Fund shares. Distributions of net realized long-term capital gains (whether from tax-exempt or taxable securities) are taxable to shareholders as long-term capital gains regardless of how long they have held Fund shares and whether such distribu-tions are received in cash or reinvested in additional Fund shares. Further-more, as a general rule, a shareholder's gain or loss on a sale or redemption of his or her shares will be a long-term capital gain or loss if the share-holder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. The Fund's dividends and distributions will not qualify for the divi-dends-received deduction for corporations.

Statements as to the tax status of each shareholder's dividends and distribu-tions are mailed annually. Each shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. These state-ments may set forth the dollar amount of income excluded or exempt from Fed-eral income taxes or exempt from Massachusetts personal income taxes and the dollar amount, if any, subject to Federal income taxes or Massachusetts per-sonal income taxes. Moreover, these statements will designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisers with specific reference to their own tax situations.

PURCHASE OF SHARES


 GENERAL

The Fund offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemp-tions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $5,000,000 (except for pur-chases of Class Y shares of Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). See "Prospectus Summary--Alterna-tive Purchase Arrangements" for a discussion of factors to consider in select-ing which Class of shares to purchase.

Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the sell-ing group. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account mainte-nance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly by First Data Investor Serv-ices Group, Inc. ("First Data" or the "Transfer Agent") are not subject to a maintenance fee.

Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account in the Fund. Invest-ors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Clas-ses. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment require-ment for all classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum ini-tial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Trustees of the Fund and their spouses and children and unitholders who invest distributions from a UIT sponsored by Smith Barney. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by First Data. Share certificates are issued only upon a shareholder's written request to the First Data.

Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day. Orders received by dealers or Introducing Brokers prior to the close of regular trad-ing on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business (the "trade date"). For shares purchased though Smith Barney or Introducing Brokers purchasing though Smith Barney, payment for Fund shares is due on the third business day after the trade date (the "settlement date"). In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN
Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the account with a bank or other financial institution indi-cated by the shareholder to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the trans-fer will be charged a fee of up to $25 by Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the sharehold-er's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                                                               DEALERS'
  AMOUNT OF           SALES CHARGE AS % SALES CHARGE AS %  REALLOWANCE AS %
  INVESTMENT          OF OFFERING PRICE OF AMOUNT INVESTED OF OFFERING PRICE
----------------------------------------------------------------------------
  Less than $25,000         4.00%              4.17%             3.60%
  $ 25,000 - 49,999         3.50               3.63              3.15
    50,000 - 99,999         3.00               3.09              2.70
   100,000 - 249,999        2.50               2.56              2.25
   250,000 - 499,999        1.50               1.52              1.35
   500,000 and over           *                 *                  *
----------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more, will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account. The reduced sales charge minimums may also be met by aggregating the purchase with the net asset value of all Class A shares held in funds sponsored by Smith Barney that are offered with a sales charge listed under "Exchange Privilege."

 INITIAL SALES CHARGE WAIVERS

Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales of Class A shares to (i) Board Members and employees of Travelers and its subsidiaries and of any of the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and

(ii) employees of members of the National Association of Securities Dealers Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the security will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consul-tant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that are offered with a sales charge) and who wish to reinvest their redemption pro-ceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (g) investments of dis-tributions from a UIT sponsored by Smith Barney; and (h) purchases by invest-ors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION
Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discon-tinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES
Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursu-ant to an employer- or partnership-sanctioned plan meeting certain require-ments. One such requirement is that the plan must be open to specified part-ners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will real-ize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the mem-bers, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the dis-cretion of Smith Barney.

 LETTER OF INTENT

Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided the investor refers to such Let-ter when placing orders. For purposes of a Letter of Intent, the "Amount Invested" as referred to in the preceding sales charge table includes pur-chases of all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge listed under "Exchange Privilege" over a 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to com-pute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the differ-ence between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

Class Y shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (in-cluding a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1%. The Fund expects that such transfer will not be subject to Federal income taxes. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.

 DEFERRED SALES CHARGE ALTERNATIVES

"CDSC Shares" are sold at the net asset value next determined without an ini-tial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. CDSC Shares are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

Class C and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggre-gated and deemed to have been made on the last day of the preceding Smith Bar-ney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 4.50%
      Second                4.00
      Third                 3.00
      Fourth                2.00
      Fifth                 1.00
      Sixth and thereafter  0.00
---------------------------------

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There also will be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total num-ber of his or her Class B shares converting at the time bears to the total number of Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemp-tion. The amount of any CDSC will be paid to Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which repre-sents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC
The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) au-tomatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan com-mences (see "Automatic Cash Withdrawal Plan") (provided, however, that auto-matic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involun-tary redemptions; and (e) redemptions of shares made to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

EXCHANGE PRIVILEGE


Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME

  Growth Funds

  Concert Peachtree Growth Fund
  Smith Barney Aggressive Growth Fund Inc.
  Smith Barney Appreciation Fund Inc.
  Smith Barney Fundamental Value Fund Inc.

  Smith Barney Large Capitalization Growth Fund
  Smith Barney Managed Growth Fund

  Smith Barney Natural Resources Fund Inc.

  Smith Barney Small Cap Blend Fund, Inc.
  Smith Barney Special Equities Fund

  Growth and Income Funds

  Concert Social Awareness Fund
  Smith Barney Convertible Fund

  Smith Barney Funds, Inc. -- Large Cap Value Fund

  Smith Barney Large Cap Blend Fund
  Smith Barney Premium Total Return Fund

  Smith Barney Utilities Fund

  Taxable Fixed-Income Funds
 **Smith Barney Adjustable Rate Government Income Fund
  Smith Barney Diversified Strategic Income Fund

 ++Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Fund

  Smith Barney Funds, Inc. -- U.S. Government Securities Fund
  Smith Barney Government Securities Fund
  Smith Barney High Income Fund
  Smith Barney Investment Grade Bond Fund
  Smith Barney Managed Governments Fund Inc.

  Smith Barney Total Return Bond Fund

  Tax Exempt Funds
  Smith Barney Arizona Municipals Fund Inc.
  Smith Barney California Municipals Fund Inc.
 *Smith Barney Intermediate Maturity California Municipals Fund

 *Smith Barney Intermediate Maturity New York Municipals Fund
  Smith Barney Managed Municipals Fund Inc.

  Smith Barney Municipal High Income Fund
  Smith Barney Muni Funds -- Florida Portfolio
  Smith Barney Muni Funds -- Georgia Portfolio
 *Smith Barney Muni Funds -- Limited Term Portfolio

  Smith Barney Muni Funds -- National Portfolio
  Smith Barney Muni Funds -- New York Portfolio
  Smith Barney Muni Funds -- Pennsylvania Portfolio
  Smith Barney New Jersey Municipals Fund Inc.
  Smith Barney Oregon Municipals Fund

  Global-International Funds

  Smith Barney Hansberger Global Small Cap Value Fund

  Smith Barney Hansberger Global Value Fund
  Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
  Smith Barney World Funds, Inc. -- European Portfolio
  Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.

  Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio

  Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio

  Smith Barney Concert Allocation Series Inc. -- Global Portfolio

  Smith Barney Concert Allocation Series Inc. -- Growth Portfolio

  Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio

  Smith Barney Concert Allocation Series Inc. -- Income Portfolio

  Money Market Funds

 +Smith Barney Exchange Reserve Fund

 ++Smith Barney Money Funds, Inc. -- Cash Portfolio

 ++Smith Barney Money Funds, Inc. -- Government Portfolio

***Smith Barney Money Funds, Inc. -- Retirement Portfolio

***Smith Barney Municipal Money Market Fund, Inc.
***Smith Barney Muni Funds -- California Money Market Portfolio
***Smith Barney Muni Funds -- New York Money Market Portfolio


--------------------------------------------------------------------------------
  * Available for exchange with Class A, Class C and Class Y shares of the
    Fund.

 ** Available for exchange with Class A and Class B shares of the Fund. *** Available for exchange with Class A shares of the Fund.
  + Available for exchange with Class B and Class C shares of the Fund. ++ Available for exchange with Class A and Class Y shares of the Fund.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

  Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

  Class A and Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Adviser may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in deter-mining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures dis-cussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable

CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permit-ted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

Shares held by Smith Barney as custodian must be redeemed by submitting a writ-ten request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Massachusetts Municipals Fund
  Class A, B, C or Y (please specify)
  c/o First Data Investor Services Group, Inc.

  P.O. Box 5128

  Westborough, Massachusetts 01581-5128

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000, must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, adminis-trators, trustees or guardians. A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM
Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Trans-fer Agent at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a sig-nature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)

Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must com-plete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN
The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Con-sultant.

MINIMUM ACCOUNT SIZE

The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size. The Fund, howev-er, will not redeem shares based solely on market reductions in net asset val-ue. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


 YIELD
From time to time, the Fund may advertise the 30 day "yield" and "equivalent taxable yield" of each Class of shares. The yield refers to the income gener-ated by an investment in those shares over the 30 day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

  The Fund's equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown for the Class to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield.

 TOTAL RETURN
From time to time, the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the invest-ment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return which provides the ending redeemable value. Such standard total return information may also be accompanied with non-standard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating cur-rent dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund also may include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, or other industry publications.

MANAGEMENT OF THE FUND


 BOARD OF TRUSTEES

Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Trustees. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's distributor, investment adviser and administrator, custodian and transfer agent. The day-to-day operations of the Fund are dele-gated to the Fund's investment adviser and administrator. The SAI contains background information regarding each Trustee and executive officer of the Fund.

 INVESTMENT ADVISER--MMC

MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser pursuant to an investment advisory agreement. The

Adviser was incorporated in March, 1968 under the laws of Delaware and renders investment advice to investment companies that had aggregate assets under man-agement as of January 31, 1997 of approximately $98.5 billion.

Subject to the supervision and direction of the Fund's Board of Trustees, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers, and securities analysts who provide research services to the Fund. For invest-ment advisory services rendered, the Fund pays the Adviser an advisory fee cal-culated at an annual rate of 0.30% of average daily net assets. For the fiscal year ended November 30, 1997, the Fund paid the Adviser investment advisory fees equal to 0.27% of the value of the average daily net assets of the Fund.

 PORTFOLIO MANAGEMENT

Lawrence T. McDermott has served as Vice President and Investment Officer of the Fund since December 21, 1987 (commencement of operations) and manages the day-to-day operations of the Fund, including making all investment decisions.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended November 30, 1997, is included in the Annual Report dated November 30, 1997. A copy of the Annual Report may be obtained upon request without charge from a Smith Barney Financial Consul-tant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

 ADMINISTRATOR

MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered, the Fund pays a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million and 0.18% of the net assets in excess of $500 million. For the fiscal year ended November 30, 1997, MMC was paid administration fees equal to 0.15% of the value of the average daily net assets of the Fund.

DISTRIBUTOR


Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act

(the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of the Fund at the annual rate of 0.15% of the average daily net assets of the respective Class. Smith Barney also is paid a distribu-tion fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to those Classes. Class B shares which automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a dis-tribution fee. The fees are used by Smith Barney to pay its Financial Consul-tants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

Payments under the Plan are not tied exclusively to the distribution and share-holder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a con-tinuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and the pro-ceeds of the CDSC.

ADDITIONAL INFORMATION


The Fund was organized on January 13, 1987 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." It is registered with the SEC as a non-diversified open-end management investment company.

Each Class of the Fund represents an identical interest in the Fund's invest-ment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and

(g) the conversion feature of the Class B shares. The Fund's Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will con-sider whether any such conflict exists and, if so, take appropriate action.

The Fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share held and a proportionate, fractional vote for each fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Class.

PNC Bank, National Association, located at 17th and Chestnut Streets, Philadel-phia, Pennsylvania 19103, serves as custodian of the Fund's investments.

 First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

The Fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's print-ing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a house-hold having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consul-tants or First Data.

                      [This page intentionally left blank]

                                                SMITH BARNEY
                                                -------------------------------
                                                A Member of Travelersgroup LOGO




                                      SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                FD0226 3/98

Smith Barney
Massachusetts Municipals Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

Statement of Additional
Information
March 30, 1998


	This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Massachusetts Municipals Fund (the "Fund"), dated March 30, 1998, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or telephone number set forth above. This SAI,
although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.
TABLE OF CONTENTS
	For ease of reference, the same section headings are used in both the Prospectus and this SAI, except where shown below:
Management of the Fund	1
Investment Objective and Management Policies	4
Municipal Bonds (See in the Prospectus "Massachusetts
Municipal Securities")	12
Purchase of Shares	17
Redemption of Shares	17
Distributor	18
Valuation of Shares	20
Exchange Privilege	20
Performance Data (See in the Prospectus "Performance'')	21
Taxes (See in the Prospectus "Dividends, Distributions and
Taxes'')	23
Additional Information	26
Financial Statements	27
Appendix	A-1
MANAGEMENT OF THE FUND
	The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are as follows:
Name	Service
Smith Barney Inc. ("Smith Barney'')	Distributor
Mutual Management Corp. ("MMC" or the "Investment
Adviser"), formerly known as Smith Barney Mutual Funds
Management Inc. 	Investment Adviser
and Administrator
PNC Bank, National Association ("PNC" or the "Custodian")
	Custodian
First Data Investor Services Group, Inc. ("First Data" or the
"Transfer Agent")	Transfer Agent
	These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this SAI.
Trustees and Executive Officers of the Fund
	The names of the Trustees and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person'' of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.
	Herbert Barg (Age 74). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.
	*Alfred J. Bianchetti, Trustee (Age 74). Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.
	Martin Brody, Trustee (Age 76). Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates Corp. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.
	Dwight B. Crane, Trustee (Age 59). Professor, Harvard Business School. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.
	Burt N. Dorsett, Trustee (Age 66). Managing Partner of Dorsett McCabe Management. Inc., an investment counseling firm; Trustee of Research Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. His address is 201 East 62nd Street, New York, New York 10021.
	Elliot S. Jaffe, Trustee (Age 71). Chairman of the Board and President of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.
	Stephen E. Kaufman, Trustee (Age 65). Attorney. His address is 277 Park Avenue, New York, New York 10172.
	Joseph J. McCann, Trustee (Age 67). Financial Consultant; Retired Financial Executive, Ryan Homes, Inc. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.
	*Heath B. McLendon, Chairman of the Board and Investment Officer (Age 64). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisers Inc. and President of MMC and Travelers Investment Adviser, Inc. ("TIA"); prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc., Vice Chairman of Shearson Asset Management. Mr. McLendon is Chairman of the Board of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.
	Cornelius C. Rose, Jr., Trustee (Age 63). President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Trustee of Performance Learning Systems, an educational consultant. His address is Fair Oaks, Enfield, New Hampshire 03748.
	James J. Crisona, Trustee Emeritus. Attorney; formerly Justice of the Supreme Court of the State of New York. His address is 118 East 60th Street, New York, New York 10022
	Lewis E. Daidone, Senior Vice President and Treasurer (Age
40). Managing Director of Smith Barney, Chief Financial Officer of the Smith Barney Mutual Funds; Trustee and Senior Vice
President of MMC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.
	Lawrence T. McDermott, Vice President and Investment Officer (Age 49). Investment Officer of MMC; Managing Director of Smith Barney; prior to July 1993, Managing Director of Shearson Lehman Advisors. Mr. McDermott serves as Investment Officer of 8 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New
York, New York 10013.
	Christina T. Sydor, Secretary (Age 46). Managing Director of Smith Barney; General Counsel and Secretary of MMC and TIA. Ms. Sydor serves as Secretary of 42 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.
	No officer, Trustee or employee of Smith Barney or any parent or subsidiary receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not an officer, Trustee or employee of Smith Barney or of its affiliates a fee of $1,000 per annum plus $100 per meeting attended and each Trustee emeritus $500 per annum plus $50 per meeting attended. All Trustees are reimbursed for travel and out-of-pocket expenses.
	For the fiscal year ended November 30, 1997, the Trustees of the Fund were paid the following compensation:

					Pension			Compensation
			Aggregate	Retirement Benefits	from the Fund and
			Compensation	Accrued as Part of	the Fund
Complex
Trustee (*)		from the Fund+	of Fund Expenses	Paid to
Trustees
Herbert Barg (18)	$1,600		$0			$101,600
Alfred Bianchetti (13)	1,600		0			49,600
Martin Brody (21)	1,400		0			119,814
Dwight B. Crane (24)	1,600		0			133,850
Burt N. Dorsett (13)	1,600		0			49,600
Elliot S. Jaffe (13)	1,500		0			48,500
Stephen E. Kaufman (15)	1,600		0			91,964
Joseph J. McCann (13)	1,600		0			49,600
Heath B. McLendon (41)**0		0			0
Cornelius C. Rose (13)	1,600		0			49,600

+	Upon attainment of age 80, Fund Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the
Fund's last fiscal year aggregate compensation paid by the Fund to Trustees achieving emeritus status totaled $11,423.05.
*	Indicates the total number of funds for which Trustee serves within the fund complex.
**	Designates an "interested" Trustee.
Investment Adviser and Administrator -- MMC
	The Investment Adviser serves as investment adviser to the
Fund pursuant to a written investment advisory agreement (the
"Advisory Agreement") approved by the Fund's Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Fund or Smith Barney (the "Independent Trustees").
The Investment Adviser is a wholly owned subsidiary of Salomon
Smith Barney Holdings Inc. ("Holdings"), which in turn is a wholly owned subsidiary of Travelers Group Inc. The services provided by the Investment Adviser under the Advisory Agreement are described in the Prospectus under "Management of the Fund." The Investment Adviser bears all expenses in connection with the performance of its services and pays the salary of any officer or employee who is employed by both it and the Fund.
	As compensation for investment advisory services, the Fund
pays the Investment Adviser a fee computed daily and payable monthly at 0.30% of the value of the Fund's average daily net assets.  For the fiscal years ended November 30, 1995, 1996 and
1997, the Fund paid the Investment Adviser net of fee waivers and expense reimbursements, $190,675, $170,838 and $202,259, respectively, in investment advisory fees.  For the fiscal years ended November 30, 1995, 1996 and 1997, the Investment Adviser voluntarily waived investment advisory fees of $82,803, $36,129 and $26,561, respectively.
	The Investment Adviser also serves as administrator to the
Fund pursuant to a written agreement (the "Administration
Agreement").  The services provided by the Investment Adviser under the Administration Agreement are described in the Prospectus under "Management of the Fund.'' The Investment Adviser pays the salary of all officers and employees who are employed by both it and the Fund and bears all expenses in connection with the
performance of its services.
	As compensation for administrative services rendered to the Fund, the Investment Adviser receives a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million; and 0.18% in excess of $500 million.  For the fiscal year ended November 30, 1995, the Fund paid $109,514 (net of fee waivers amounting to $47,369) in administration fees. For the fiscal year ended November 30, 1996, the Fund paid the Investment Adviser $113,892 (net of fee waivers amounting to $24,086) in administration fees. For the fiscal year ended November 30, 1997, the Fund paid the Investment Adviser
$117,518 (net of fee waivers amounting to $17,707) in
administration fees.
	The Fund bears expenses incurred in its operation including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, shareholders or employees of Smith Barney or the Investment Adviser; Securities
and Exchange Commission (the "SEC") fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate
existence; costs of investor services (including allocated
telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of
Trustees of the Fund.
Counsel and Auditors
	Willkie Farr & Gallagher serves as legal counsel to the
Fund. The Independent Trustees of the Fund have selected Stroock & Stroock & Lavan LLP as their legal counsel.
	KPMG Peat Marwick LLP, independent auditors, 345 Park
Avenue, New York, New York 10154, serve as auditors of the Fund and have rendered an opinion on the Fund's financial statements for the fiscal year ended November 30, 1997.
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES
	The Prospectus discusses the Fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the Fund's investment policies in the Prospectus. For purposes of this SAI, obligations of non-Massachusetts municipal issuers that pay interest which is excluded from gross income for Federal income tax purposes ("Non-Massachusetts Municipal Securities") and obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (together with certain other municipal issuers such as Puerto Rico, the Virgin Islands and
Guam) that pay interest which is excluded from gross income for
Federal income tax purposes and exempt from Massachusetts personal income taxes ("Massachusetts Municipal Securities"), are collectively referred to as "Municipal Bonds."
	As noted in the Prospectus, the Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The identification of the issuer of Municipal Bonds
generally depends upon the terms and conditions of the security.
When the assets and revenues of an agency, authority,
instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the
security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such
government or other entity.
Use of Ratings as Investment Criteria
	In general, the ratings of Moody's Investors Service, Inc. ("Moody's'') and Standard & Poor's Ratings Group ("S&P") represent the opinions of those agencies as to the quality of the Municipal
Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Investment Adviser to evaluate potential
investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the Fund invests in lower-
rated and comparable unrated securities, the Fund's achievement of its investment objective may be more dependent on the Investment Adviser's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated
securities. The Appendix contains information concerning the ratings of Moody's and S&P and their significance.
	Subsequent to its purchase by the Fund, an issue of
Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the Fund. Neither event will require the sale of such Municipal
Bonds by the Fund, but the Investment Adviser will consider such event in its determination of whether the Fund should continue to hold the Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations or their rating systems or due to a corporate restructuring of Moody's or
S&P, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
	The Fund generally may invest up to 25% of its total assets
in securities rated below investment grade (i.e., lower than Baa,
MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P), or in
unrated securities of comparable quality. Such securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and
(b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.
	While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated
municipal securities also tend to be more sensitive than higher-
rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in
specific regions or localities or among specific types of issuers.
In addition, low-rated securities and comparable unrated
securities generally present a higher degree of credit risk.
During an economic downturn or a prolonged period of rising
interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired.
The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur
additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.
	While the market for municipal securities is considered generally to be adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market
quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-
rated and comparable unrated securities has not fully weathered a major economic recession. Any such economic downturn would
adversely affect the value of such securities and the ability of the issuers of these securities to repay principal and pay
interest thereon.
	Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.
Temporary Investments
	When the Fund is maintaining a defensive position, it may invest in short-term investments ("Temporary Investments")
consisting of: (a) the following tax-exempt securities - notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's or S&P or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody's or S&P; and (b) the following taxable securities: obligations of the United States government, its agencies or instrumentalities ("U.S. government securities"), including repurchase agreements with respect to such securities;
other debt securities rated within the three highest grades by
Moody's and S&P, commercial paper rated in the highest grade by either of such rating services; and certificates of deposit of domestic banks with assets of $1 billion or more. The Fund may invest in Temporary Investments for defensive reasons in
anticipation of a market decline. At no time will more than 20% of the Fund's total assets be invested in Temporary Investments unless the Fund has adopted a defensive investment policy. The
Fund intends, however, to purchase tax-exempt Temporary
Investments pending the investment of the proceeds of the sale of portfolio securities or of the Fund's shares of beneficial interest, or in order to have highly liquid securities available to meet anticipated redemptions.
Investments in Municipal Bond Index and Interest Rate Futures
Contracts and Options on Municipal Bond Index and Interest Rate
Futures Contracts
	Municipal Bond Index and Interest Rate Futures Contracts.
The purpose of entering into a municipal bond index or interest rate futures contract by the Fund, as the holder of long-term
Municipal Bonds, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without buying or selling the Municipal Bonds. If the Fund owns long-term Municipal Bonds and interest rates are expected to increase, for example, the Fund might enter into futures contracts to sell a municipal bond index or the debt security underlying the interest rate future. Such a transaction would have much the same effect as selling some of the long-term Municipal Bonds in the Fund's portfolio. If interest rates increase as anticipated, the value of certain long-term
Municipal Bonds in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at
approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, because the value of the Municipal Bonds in the Fund's portfolio will far exceed the value of the futures contracts entered into by the Fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the portfolio.
	When interest rates are expected to decline, futures
contracts to purchase a municipal bond index or debt security, could be entered into to hedge against the Fund's anticipated purchases of long-term Municipal Bonds at higher prices. Because the rate of fluctuation in the value of the futures contracts should be similar to that of long-term Municipal Bonds, the Fund could enter into futures contracts at lower prices. At the time the Fund deems it appropriate to purchase the Municipal Bonds, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term Municipal Bonds. The Fund could accomplish similar results by selling Municipal Bonds with long maturities and investing in Municipal Bonds with short maturities when interest rates are expected to increase or by buying
Municipal Bonds with long maturities and selling Municipal Bonds with short maturities when interest rates are expected to decline.
In circumstances when the market for Municipal Bonds may not be as liquid as that for the futures contracts, however, the ability to enter into such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.
	Unlike the purchase or sale of a Municipal Bond, no consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in the name of the futures commission merchant
effecting the transaction an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of the board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the futures commission merchant will be made on a daily basis as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.
	There are several risks in connection with the use of
municipal bond index and interest rate futures contracts as
hedging devices. Successful use of these futures contracts by the
Fund is subject to the Investment Adviser's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the
municipal bond index or the debt security underlying the futures contract and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of
correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and Municipal
Bonds and technical influences on futures trading. The degree of imperfection of correlation may be increased with respect to the
Fund, which will hold primarily Massachusetts Municipal Securities rather than a selection of the bonds constituting any index. The
Fund's Municipal Bonds and the bonds in the index also may differ in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.
	Although the Fund intends to enter into futures contracts
only if an active market exists for the contracts, there can be no assurance that an active market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's
settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit
governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt
liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it might not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.
As described above, however, no assurance can be given that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures
contract.
	If the Fund has hedged against the possibility of an
increase in interest rates adversely affecting the value of
Municipal Bonds held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
	Options on Municipal Bond Index and Interest Rate Futures Contracts. Options on futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities. A call option gives the purchaser of such option the right to assume a long position in a specified underlying futures contract, and a put option gives the purchaser the right to assume a short position in a specified underlying futures contract, at a stated exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.
	The Fund will purchase put and call options on municipal
bond index and interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing
transactions with respect to such options to terminate existing positions. The Fund may purchase put options on interest rate or municipal bond index futures contracts if the Investment Adviser anticipates a rise in interest rates. The purchase of put options on these futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. Because the value of a municipal bond index or interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with Municipal Bonds, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on these futures contracts at a time when the Investment Adviser expects interest rates to rise, the Fund would seek to realize a profit to offset the loss in value of its portfolio securities without the need to sell such securities.
	The Fund may purchase call options on municipal bond index
or interest rate futures contracts if the Investment Adviser anticipates a decline in interest rates. The purchase of a call option on a municipal bond index or interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself. Depending upon the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the
underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.
The Fund would purchase a call option on a futures contract to hedge against a market advance when the Fund was holding cash in anticipation of purchasing Municipal Bonds. The Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the options could be liquidated and the Fund's cash could be used to buy Municipal Bonds.
	The Fund would sell put and call options on futures
contracts only as part of closing transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected.
	There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market.
In addition, the Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Investment Adviser, which could prove to be inaccurate. Even if the Investment Adviser's expectations are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities. The Fund's ability to purchase and sell options on futures contracts and to trade in these contracts may be limited to some extent by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.
	Repurchase Agreements. The Fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers.
A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an
agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. the Investment Adviser, acting under the supervision of the Fund's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying
securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
Investment Restrictions
	The Fund has adopted the following investment restrictions
for the protection of shareholders. Restrictions 1 through 6 below cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the Fund's
outstanding shares. The remaining restrictions may be changed by the Fund's Board of Trustees at any time.
	The Fund will not:
1.	Issue "senior securities" as defined in the 1940 Act and
the rules, regulations and orders thereunder, except as
permitted under the 1940 Act and the rules, regulations
and orders thereunder
2.	Invest more than 25% of its total assets in securities,
the issuers of which are in the same industry. For
purposes of this limitation, U.S. government securities
and securities of state or municipal governments and
their political subdivisions are not considered to be
issued by members of any industry.
3.	Borrow money, except that (a) the Fund may borrow from
banks for temporary or emergency (not leveraging)
purposes, including the meeting of redemption requests
which might otherwise require the untimely disposition of
securities, and (b) the Fund may, to the extent
consistent with its investment policies, enter into
reverse repurchase agreements, forward roll transactions
and similar investment strategies and techniques.  To the
extent that it engages in transactions described in (a)
and (b), the Fund will be limited so that no more than 33
1/3% of the value of its total assets (including the
amount borrowed), valued at the lesser of cost or market,
less liabilities (not including the amount borrowed)
valued at the time the borrowing is made, is derived from
such transactions.
4.	Make loans.  This restriction does not apply to: (a) the
purchase of debt obligations in which the Fund may invest
consistent with its investment objectives and policies;
(b) repurchase agreements; and (c) loans of its portfolio
securities, to the fullest extent permitted under the
1940 Act.
5.	Engage in the business of underwriting securities issued
by other persons, except to the extent that the Fund may
technically be deemed to be an underwriter under the
Securities Act of 1933, as amended, in disposing of
portfolio securities.
6.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction
shall not prevent the Fund from (a) investing in
securities of issuers engaged in the real estate business
or the business of investing in real estate (including
interests in limited partnerships owning or otherwise
engaging in the real estate business or the business of
investing in real estate) and securities which are
secured by real estate or interests therein;  (b) holding
or selling real estate received in connection with
securities it holds or held;  (c)  trading in futures
contracts and options on futures contracts (including
options on currencies to the extent consistent with the
Funds' investment objective and policies);  or (d)
investing in real estate investment trust securities.
7.  Purchase any securities on margin (except for such short-
term credits as are necessary for the clearance of
purchases and sales of portfolio securities) or sell any
securities short (except "against the box").  For
purposes of this restriction, the deposit or payment by
the Fund of underlying securities and other assets in
escrow and collateral agreements with respect to initial
or maintenance margin in connection with futures
contracts and related options and options on securities,
indexes or similar items is not considered to be the
purchase of a security on margin.
8.	Purchase or otherwise acquire any security if, as a
result, more than 15% of its net assets would be invested
in securities that are illiquid.
9.	Purchase or sell oil and gas interests.
10.	Invest more than 5% of the value of its total assets
in the securities of issuers having a record, including
predecessors, of less than three years of continuous
operation, except U.S. government securities. (For
purposes of this limitation, issuers include
predecessors, sponsors, controlling persons, general
partners, guarantors and originators of underlying
assets.)
11.	Invest in companies for the purpose of exercising
control.
12.	Invest in securities of other investment companies,
except as they may be acquired as part of a merger,
consolidation or acquisition of assets and except to the
extent permitted by Section 12 of the 1940 Act
(currently, up to 5% of the total assets of the Fund and
no more than 3% of the total outstanding voting stock of
any one investment company).
13.	Engage in the purchase or sale of put, call, straddle
or spread options or in the writing of such options, except that the Fund may make margin deposits in connection with municipal bond index and interest rate futures contracts and may purchase and sell options on municipal bond index and interest rate futures contracts.
	Certain restrictions listed above permit the Fund to engage in investment practices that the Fund does not currently pursue.
The Fund has no present intention of altering its current investment practices as otherwise described in the Prospectus and this SAI and any future change in those practices would require
Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.
Portfolio Transactions
	Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. (The Fund has paid no brokerage commissions since its commencement of operations.)
	Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Investment
Adviser may receive orders for portfolio transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser, and the fees of the Investment Adviser are not reduced as a consequence of their receipt of such supplemental information.
Such information may be useful to the Investment Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Fund.
	The Fund will not purchase Municipal Bonds during the existence of any underwriting or selling group relating thereto of which Smith Barney is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The Fund also may execute portfolio transactions through Smith Barney and its affiliates in accordance with rules promulgated by the SEC.
	While investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Investment Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Investment Adviser to be equitable to each.
In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Portfolio Turnover
	The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the Fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 1995, 1996 and 1997 fiscal years, the Fund's portfolio turnover rates were 10%, 23% and 58%, respectively.
MUNICIPAL BONDS
General Information
	Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.
	The yields on Municipal Bonds are dependent upon a variety of factors, including general economic and monetary conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation offered and the rating of the issue. Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Bonds may be materially and adversely affected.
When-Issued Securities
	The Fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.
	Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing
Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself. To account for this risk, a separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established with the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets.
That is, to the extent the Fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitment. Upon the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from Federal or Massachusetts personal income taxes.
	When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Special Considerations Relating to Massachusetts Municipal
Securities
	The Commonwealth of Massachusetts and certain of its cities and towns have at certain times in the recent past undergone serious financial difficulties which have adversely affected their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the Massachusetts Municipal Securities held by the Fund. The information summarized below describes some of the more significant factors that could affect the Fund or the ability of the obligors to pay debt service on certain of these securities.
The sources of such information are the official statements of issuers located in the Commonwealth of Massachusetts, as well as other publicly available documents, and statements of public officials. The Fund has not independently verified any of the information contained in such statements and documents, but the Fund is not aware of facts which would render such information inaccurate.

Fiscal Matters
	The Commonwealth's operating fund structure satisfies the requirements of state finance law and is in accordance with generally accepted accounting principles ("GAAP"), as defined by the Government Accounting Standards Board. The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non-bond and non-Federal grant revenues of the Commonwealth. These funds are referred to herein as the "budgeted operating funds" of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited. The three principal budgeted operating funds are the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally account for approximately 96% of total expenditures of the budgeted operating funds.



	The Commonwealth's budgeted operating funds for fiscal 1993, 1994, 1995 and 1996 showed an excess of revenues and other sources over expenditures and other uses of $13.1 million, $26.8 million, $137 million and $446 million and positive fund balances of $562.5 million, $589.3 million, $726 million and $1.172 billion, respectively. Over the same period, budgeted expenditures were approximately $14.696 billion for fiscal year 1993, $15.523 billion for fiscal 1994, $16.251 billion for fiscal 1995 and $16.881 billion for fiscal 1996. The Commonwealth is in the process of closing its records for fiscal 1997. Based upon the preliminary financial report of the Commonwealth, budgeted revenues and other sources collected in fiscal 1997 were approximately $17.386 billion, and budgeted expenditures and other uses of funds in fiscal 1997 were approximately $17.702 billion.
The Commonwealth's fiscal 1998 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assumed.



Limitations on Tax Revenues
	In Massachusetts, efforts to limit and reduce levels of taxation have been underway for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.



	Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the Federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Unlike Chapter 29B, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."



	The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also establishes an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to one-third of the positive percentage gain in Massachusetts wages and salaries, as reported by the Federal government, during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenues to fund an increase in local aid and excludes from its definition of state tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs. Tax revenues in fiscal 1992 through fiscal 1996 were lower than the limit set by either Chapter 62F or Chapter 29B, and the Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 1997 will not reach the limit imposed by either of these statues.



Local Aid
	Proposition 2 1/2. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of
(i) 2.5% of the total charges and fees imposed in the preceding fiscal year and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notices and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent lost of revenues. Between fiscal 1981 and fiscal 1996, the aggregate property tax levy grew from $3.347 billion to $5.924 billion, representing an increase of approximately 77%. By contrast, according to Federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 92%.



	Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. Override activity steadily increased throughout the 1980's before peaking in fiscal 1991 and decreasing thereafter.
In fiscal 1992, 65 communities approved one of the three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) adding $31.0 million to their levy limits. In fiscal 1993, 59 communities added $16.3 million through override votes and in fiscal 1994, only 48 communities had successful override referenda which added $8.4 million to their levy limits. In fiscal 1995, 32 communities added $8.8 million. In fiscal 1996, 30 communities added $5.8 million to their levy limits. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.



	In addition to overrides, Proposition 2 1/2 allows a community, through voter approval, to assess taxes in excess of its levy limit for the payment of certain capital projects (capital outlay expenditure exclusions) and for the payment of specified debt service costs (debt exclusions). Capital exclusions were passed by 19 communities in fiscal 1996 and totaled $1.5 million. In fiscal 1996, the impact of successful debt exclusion votes going back as far as fiscal 1983, was to raise the levy limits of 229 communities by $125.8 million.



	Commonwealth Financial Support for Local Governments. During the 1980s, the Commonwealth increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 1997, approximately 19.9% of the Commonwealth's budget is estimated to be allocated to direct Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry sheet" prepared by the Department of Revenue, excluding certain pension funds and nonappropriated funds.



	As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation established a fiscal 1993 state spending base of approximately $1.288 billion for local education purposes and required annual increases in state expenditures for such purposes above that base, subject to appropriation, estimated to be approximately $175 million in fiscal 1994, approximately $396 million in fiscal 1995, approximately $629 million in fiscal 1996 and approximately $881 million in fiscal 1997, with additional annual increases anticipated in later years. The fiscal 1994, 1995, 1996 and 197 budgets have fully funded the requirements imposed by this legislation.



	Another component of general revenue sharing, the Lottery and Additional Assistance programs, provides unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.



	In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for the Massachusetts Bay Transportation Authority ("MBTA") assistance and debt service, pensions for teachers, pension cost-of-living allowances for municipal retirees, housing subsidies and the cost of courts and district attorneys that formerly had been paid by the counties.



	Direct Local Aid decreased from $2.359 billion in fiscal 1992 to $2.547 billion in fiscal 1993 and to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct Local Aid were $2.976 billion, which is an increase of approximately 9.1% above the fiscal 1994 level. Fiscal 1996 expenditures for direct Local Aid were $3.246 billion, an increase of approximately 9.1% above the fiscal 1995 level. It is estimated that fiscal 1997 expenditures for direct Local Aid will be $3.538 billion, which is an increase of approximately 9.0% above the fiscal 1996 level.



	Initiative Law. A statute adopted by voter initiative petition to the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. This statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, sales and use taxes, corporate excise taxes and lottery fund proceeds be distributed to cities and towns. Under the law, the Local Aid distribution to each city or town would equal no less than 100% of the total Local Aid received for fiscal 1989. Distributions in excess of fiscal 1989 levels would be based on new formulas that would replace the current Local Aid distribution formulas. By its terms, the new formula would have called for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. However, Local Aid payments expressly remain subject to annual appropriation, and fiscal 1992, 1993, 1994, 1995 and 1996 appropriations for Local Aid did not meet, and fiscal 1997 appropriations for Local Aid do not meet, the levels set forth in the initiative law.



Commonwealth Expenditures
	Fiscal 1993 budgeted expenditures were $14.696 billion, an increase of 9.6% from fiscal 1992. Fiscal 1994 budgeted expenditures were $15.523 billion, an increase of 5.6% from fiscal 1993. Fiscal 1995 budgeted expenditures were $16.251 billion, an increase of 4.7% from fiscal 1994. Fiscal 1996 budgeted expenditures were $16.881 billion, an increase of 3.9% from fiscal 1995. It is estimated that fiscal 1997 budgeted expenditures will be $17.704 billion, an increase of 4.9% over fiscal 1996 levels.



	Commonwealth expenditures since 1992 largely reflect significant growth in several programs and services provided by the Commonwealth, principally direct Local Aid, Medicaid, group health insurance, debt service, pensions, higher education and assistance to the MBTA and regional transit authorities.



	The Commonwealth is responsible for the payment of pension benefits for state employees and for school teachers throughout the state, and for the cost-of-living increases payable to local government retirees. In 1988, the Commonwealth adopted a funding schedule under which it is required to fund future pension liabilities currently and to amortize the accumulated unfunded liabilities over 40 years. Since the adoption of this schedule, the amount of unfunded liability has been reduced significantly. Total pension expenditures increased at an average annual rate of 7.6% per year, rising from $751.5 million in fiscal 1992 to $1.005 billion in fiscal 1996. Total pension expenses include the costs associated with an early retirement program for elementary and secondary school teachers mandated by the 1993 education reform legislation. In fiscal 1997, the anticipated pension expenditure is $1.067 billion, an increase of 6.2% new fiscal 1996 costs. In fiscal 1996, a number of reform measures affecting pensions were enacted into law. Among the most notable were a measure consolidating the assets of the state employees' and teachers' retirement systems into a single investment fund and another that will reform the disability pension system.



Other Factors
	Many factors affect the financial condition of the Commonwealth, including many social, environmental, and economic conditions, which are beyond the control of the Commonwealth. As with most urban states, the continuation of many of the Commonwealth's programs, particularly its human service programs, is in significant part dependent upon continuing Federal reimbursements which have been declining.


PURCHASE OF SHARES
Volume Discounts
	The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and
(d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith
Barney Financial Consultant.
Combined Right of Accumulation
	Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the Fund and in Class A shares of other funds of the Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any purchaser is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a Smith Barney Financial Consultant.
Determination of Public Offering Price
	The Fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the Fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class B and Class C, and on Class A shares when purchased in amounts exceeding $500,000. The method of computing the public offering price is shown in the Fund's financial statements, incorporated by reference in their entirety into this SAI.
REDEMPTION OF SHARES
	The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York
Stock Exchange, Inc. ("NYSE'') is closed (other than for customary weekend or holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as determined by the SEC, exists, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.
Distributions in Kind
	If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities. Automatic Cash Withdrawal Plan
	An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.
	Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. For additional information, shareholders should contact a Smith Barney Financial Consultant. Effective November 7, 1994, Withdrawal Plans should be set up with a Smith Barney Financial Consultant. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals.
DISTRIBUTOR
	Smith Barney serves as the Fund's distributor on a best efforts basis pursuant to a written agreement dated July 30, 1993 (the "Distribution Agreement"), which was most recently approved by the Fund's Board of Trustees on July 7, 1996. For the fiscal years ended November 30, 1995, 1996 and 1997, Smith Barney received approximately $42,000, $45,000 and $68,000, respectively, in sales charges from the sale of the Fund's Class A shares, and did not reallow any portion thereof to dealers. For the fiscal years ended November 30, 1995, 1996 and 1997, Smith Barney received from shareholders approximately $61,000, $57,000 and $48,000, respectively, in CDSCs on the redemptions of Class B and Class C shares.
	When payment is made by the investor before settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund
(other than Smith Barney Exchange Reserve Fund) of the Smith
Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing those assets, computed on the basis of their average daily net assets. The Fund's Board of Trustees has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

	For the fiscal year ended November 30, 1997, Smith Barney incurred distribution expenses totaling approximately $178,074, consisting of approximately $11,820 for advertising, $1,899 for printing and mailing of prospectuses, $90,557 for support services, $72,507 to Smith Barney Financial Consultants, and $1,290 in accruals for interest on the excess of Smith Barney expenses incurred in distributing the Fund's shares over the sum of the distribution fees and CDSCs received by Smith Barney from the Fund.


Distribution Arrangements
	To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays Smith
Barney a distribution fee with respect to the Class B and Class C shares primarily intended to compensate Smith Barney for its initial expense of paying its Financial Consultants a commission upon sales of those shares. The Class B distribution fee is calculated at the annual rate of 0.50% of the value of the Fund's average daily net assets attributable to the shares of the Class. The Class C distribution fee is calculated at the annual rate of 0.55% of the value of the Fund's average daily net assets attributable to the shares of the Class. The following tables set out the service and distribution fees paid by the Fund to Smith Barney for the fiscal years ended November 30, 1995, 1996 and 1997:
Service Fees

Fiscal Year Ended:	Class A	Class B	Class C
1995				$42,539	$39,517	$ 79
1996				42,635	42,585	199
1997				45,984	41,664	491

Distribution Fees

Fiscal Year Ended:	Class B	Class C
1995				$131,725	$293
1996				141,951	730
1997				138,881	1,800

	Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the
Fund's Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan
may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Trustees and the Independent Trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without
penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the
Class (as defined in the 1940 Act). Pursuant to the Plan, Smith Barney will provide the Fund's Board of Trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.
VALUATION OF SHARES
	Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.
	Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Fund's Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instruments. All other securities and other assets of the Fund will be valued at fair value as
determined in good faith by the Fund's Board of Trustees.
EXCHANGE PRIVILEGE
	Except as noted below, shareholders of any Smith Barney Mutual Fund may exchange all or part of their shares for shares of the same Class of other funds of the Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange, as follows:
A.	Class A shares of the Fund may be exchanged without a sales
charge for Class A shares of any of the Smith Barney Mutual
Funds.
B.	Class B shares of any fund may be exchanged without a sales
charge.  Class B shares of the Fund exchanged for Class B
shares of another Smith Barney Mutual Fund will be subject
to the higher applicable CDSC of the two funds and, for
purposes of calculating CDSC rates and conversion periods,
will be deemed to have been held since the date the shares
being exchanged were deemed to be purchased.
C.	Class C shares of any fund may be exchanged without a sales
charge.  For purposes of CDSC applicability, Class C shares
of the Fund exchanged for Class C shares of another Smith
Barney Mutual Fund will be deemed to have been owned since
the date the shares being exchanged were deemed to be
purchased.
	Dealers other than Smith Barney must notify the Transfer Agent of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under Paragraph B above. The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder would obtain and review a copy of the current prospectus of each fund into which an exchange is being considered.  Prospectuses may be obtained from a Smith Barney
Financial Consultant.
	Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith
Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.
PERFORMANCE DATA
	From time to time, the Fund may quote yield or total return of a Class in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Time, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.
Average Annual Total Return
	"Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
P (1+T)n = ERV
Where: 		P = 	a hypothetical initial payment of $1,000.
T = 	average annual total return.
N =	 number of years.
ERV=	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.
	The Fund's average annual total return for Class A shares assuming the maximum applicable sales charge was as follows for the periods indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):
  3.54% for the one-year period from December 1, 1996 through November 30, 1997.
  6.05% for the five-year period from December 1, 1992 through November 30, 1997.
  7.87% per annum during the period from the Fund's commencement of operations on December 21, 1987 through November 30, 1997.
	A Class' average annual total return assumes that the maximum applicable sales charge or CDSC assessed by the Fund has been deducted from the hypothetical investment. Had the maximum 4.00% sales charge had not been deducted, Class A's average annual total return would have been 7.85%, 6.93% and 8.31%, respectively, for those same periods.
	The Fund's average annual total return for Class B shares assuming the maximum applicable CDSC was as follows for the periods indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):
  2.75% for the one-year period from December 1, 1996 through November 30, 1997.
  6.22% for the five-year period from December 1, 1992 through November 30, 1997.
  6.56% per annum during the period from the Fund's commencement of operations on November 6, 1992 through November 30, 1997.
	Had the maximum applicable CDSC had not been deducted at the time of redemption, Class B's average annual total return would have been 7.25%, 6.37% and 6.56%, respectively, for the same periods.
	The Fund's average annual total return for Class C shares assuming the maximum applicable CDSC was as follows for the periods indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):
  6.21% for the one-year period from December 1, 1996 through November 30, 1997.
  10.53% per annum during the period from the Fund's commencement of operations on November 10, 1994 through November 30, 1997.
	Had the maximum applicable CDSC had not been deducted at the time of redemption, Class B's average annual total return for the one-year period from December 1, 1996 through November 30, 1997 would have been 7.21%.

Aggregate Total Return
	"Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:
ERV-P
P
Where: 		P =	a hypothetical initial payment of $10,000.
ERV=	Ending Redeemable Value of a hypothetical
$10,000 investment made at the beginning of a 1-
, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.
	The Fund's aggregate total return for Class A shares was as follows for the periods indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):
  3.54% for the one-year period from December 1, 1996 through November 30, 1997.

  34.14% for the five-year period from December 1, 1992 through November 30, 1997.



  112.26% for the period from the Fund's commencement of operations on December 21, 1987 through November 30,
1997.


	A Class' aggregate total return assumes that the maximum applicable sales charge or maximum applicable CDSC has been deducted from the investment. If the maximum sales charge had not been deducted at the time of purchase, Class A's aggregate total return for the same periods would have been 7.85%, 39.77% and 121.20%, respectively.

	The Fund's aggregate total return for Class B shares was as follows for the periods indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):
  2.75% for the one-year period from December 1, 1996 through November 30, 1997.

  35.21% for the five-year period from December 1, 1992 through November 30, 1997.



  37.97% for the period from commencement of operations on November 6, 1992 through November 30, 1997.

	If the maximum applicable CDSC had not been deducted at the time of redemption, Class B's aggregate total return for the same periods would have been 7.25%, 36.21% and 37.97%, respectively.
	The Fund's aggregate total return for Class C shares was as follows for the period indicated (reflecting the waiver of the Fund's investment advisory and administration fees and reimbursement of expenses):
  6.21% for the one-year period from December 1, 1996 through November 30, 1997.

  35.80% for the period from commencement of operations on November 10, 1994 through November 30, 1997.

	Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered as representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.
	It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.
TAXES
	The following is a summary of selected Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.
	As described above and in the Fund's Prospectus, the Fund is designed to provide shareholders with current income which is excluded from gross income for Federal income tax purposes and which is exempt from Massachusetts personal income taxes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal.
Investment in the Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.
	The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code.
Provided that the Fund (a) is a regulated investment company and
(b) distributes at least 90% of its taxable net investment income (including, for this purpose, net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal income taxes to the extent its taxable net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders.
	Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes and Massachusetts personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for Federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as Federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Fund which represents income derived from private activity bonds held by the Fund may not retain its Federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, as noted in the Fund's Prospectus, (a) some or all of the Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes and (b) the receipt of the Fund's dividends and distributions may affect a corporate shareholder's Federal "environmental" tax liability. In addition, the receipt of the Fund's dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and the Federal "excess net passive income'' tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal "excess net passive income" tax.
	As described above and in the Fund's Prospectus, the Fund may invest in municipal bond index and interest rate futures contracts and options on these futures contracts. The Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company; however, in order to continue to qualify as a regulated investment company, the Fund might have to limit its investments in such municipal bond index and interest rate futures contracts and options on these futures contracts. As a general rule, these investment activities will increase or decrease the amount of long- and short-term capital gains or losses realized by the Fund and, accordingly, will affect the amount of capital gains distributed to the Fund's shareholders.
	For Federal income tax purposes, gain or loss on municipal bond index and interest rate futures contracts and options on these futures contracts described above (collectively referred to as "section 1256 contracts") is taxed pursuant to a special "mark-to-market'' system. Under the mark-to-market system, these instruments are treated as if sold at the Fund's fiscal year end for their fair market value. As a result, the Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system generally will affect the amount of capital gains or losses taxable to the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both section
1256 contracts and offsetting positions, which together constitute a straddle, then the Fund may be required to defer certain realized losses. The Fund expects that its activities with respect to section 1256 contracts and offsetting positions in those contracts will not cause it to be treated as receiving a materially greater amount of capital gains than actually realized and will permit it to use substantially all of the losses for the fiscal years in which such losses actually occur.
	While the Fund does not expect to realize a significant amount of net long-term capital gains, any such gains realized will be distributed as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long they have held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share, to the extent of the capital gain dividend, will be treated as a long-term capital loss.
	If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (that is, exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, it will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.
	Each shareholder will receive after the close of the calendar year an annual statement as to the Federal income tax and Massachusetts personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from Federal income taxation and Massachusetts personal income taxation and the dollar amount of dividends subject to Federal income taxation and Massachusetts personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent the Fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day. Investors considering buying shares of the Fund just prior to a record date for a capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a taxable payment.
	If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding,'' then the shareholder may be subject to a 31% backup withholding tax with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.
Massachusetts Taxes
	Individual shareholders who are otherwise subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on exempt-interest dividends received from the Fund to the extent the dividends are attributable to interest on obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (or on obligations of certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) that pay interest which is excluded from gross income for Federal income tax purposes and exempt from Massachusetts personal income taxes. Other distributions from the Fund, including those related to long- and short-term capital gains, other than certain gains from certain Massachusetts Municipal Securities identified by the Massachusetts Department of Revenue, generally will not be exempt from Massachusetts personal income tax. Businesses should note that the Fund's distributions derived from Massachusetts Municipal Securities are not exempt from Massachusetts corporate excise tax.
	The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own Federal, state and local tax situations. ADDITIONAL INFORMATION
	PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the Fund's custodian. Under the custody agreement, PNC holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.
	First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, and distributes dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses.
	The Fund is a business trust established under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated January 13, 1987, as amended from time to time.
The Fund commenced operations on December 21, 1987, under the name Shearson Lehman Massachusetts Municipals. On December 7, 1988, August 27, 1990, July 30, 1993 and October 14, 1994, the Fund changed its name to SLH Massachusetts Municipals Fund, Shearson Lehman Brothers Massachusetts Municipals Fund, Smith Barney
Shearson Massachusetts Municipals Fund and Smith Barney Massachusetts Municipals Fund, respectively.
	Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the Fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Master Trust Agreement provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management of the Fund believes is remote. Upon payment of any liability incurred by the Fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operation of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.
Description of Shares
	The Master Trust Agreement of the Fund permits the Trustees of the Fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share in the Fund represents an equal proportional interest in the Fund with each other share. Shareholders of the Fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the Fund has any preemptive or conversion rights. Shares of the Fund are fully paid and non-assessable.
	Pursuant to the Master Trust Agreement, the Fund's Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).
Voting Rights
	The shareholders of the Fund are entitled to a full vote for each full share held (and a fractional vote for any fractional share held). The Trustees of the Fund have the power to alter the number and the terms of office of the Trustees, and have terms of unlimited duration (subject to certain removal procedures) and may appoint their own successors, provided at least a majority of the Trustees at all times have been elected by the shareholders of the Fund. The voting rights of the shareholders of the Fund are not cumulative, so that the holders of more than 50% of the shares can, if they choose, elect all of the Trustees of the Fund; the holders of the remaining shares of the Fund would be unable to elect any of the Trustees.
FINANCIAL STATEMENTS
	The Fund's Annual Report for the fiscal year ended November 30, 1997 is incorporated herein by reference in its entirety.


APPENDIX
Description of S&P and Moody's ratings:
S&P Ratings for Municipal Bonds
S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.
Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, Federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.
AAA
Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.
General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.
Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.
AA
High Grade - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA'' have the second strongest capacity for payment of debt service.
A
Good Grade - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:
General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.
Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.
BBB
Medium Grade - Of the investment grade ratings, this is the lowest.
General Obligation Bonds - Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A'' and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.
Revenue Bonds - Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.
BB, B, CCC and CC
Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C
The rating C is reserved for income bonds on which no interest is being paid.
D
Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.
S&P Ratings for Municipal Notes
Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.
Moody's Ratings for Municipal Bonds
Aaa
Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge.'' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa
Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa
Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba
Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B
Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa
Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest. Ca
Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings. C
Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's Ratings for Municipal Notes
Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.
Description of S&P A-1+ and A-1 Commercial Paper Rating
The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-'' or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A'' or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.
Description of Moody's Prime-1 Commercial Paper Rating
The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


						Smith Barney
						Massachusetts
						Municipals Fund

Statement of


Additional
Information























March 30, 1998





Smith Barney
Massachusetts Municipals Fund
388 Greenwich Street
New York, NY  10013
SMITH BARNEY
	A Member of Travelers Group